Other income (expenses), net (Tables)	12 Months Ended
Dec. 31, 2020
Other income (expenses), net
Schedule of other income (expenses), net

	2020	2019	2018
Deductible donations	(300)	(300)	(300)
Contractual indemnities	(85)	(647)	(712)
Modification of lease contracts - Note 13	3,052	—	—
Other revenues	743	437	332
Other expenses	(2,898)	(395)	(361)
Total	512	(905)	(1,041)